Exhibit 10.1

AMENDMENT TO SUBSCRIPTION AGREEMENT

CSLM Acquisition Corp.

2400 E. Commercial Boulevard, Suite 900

Ft. Lauderdale, FL 33308

Attention: Charles T. Cassel, III

CSLM Holdings, Inc.

2400 E. Commercial Boulevard, Suite 900

Ft. Lauderdale, FL 33308

Attention: Charles T. Cassel, III

Consilium Investment Capital, Inc.

2400 E. Commercial Boulevard, Suite 900

Ft. Lauderdale, FL 33308

Attention: Charles T. Cassel, III

Fusemachines Inc.

500 Seventh Avenue, 7th Floor

New York, NY 10018

Attention: Sameer Raj Maskey

Ladies and Gentlemen:

This Amendment (the “Amendment”) to the Subscription Agreement dated August 29, 2024 (the “Subscription Agreement”) is being entered into as of the date set forth on the signature page hereto, by and among CSLM Acquisition Corp., a Cayman Islands exempted company limited by shares (“CSLM Cayman”), CSLM Holdings, Inc. a newly formed Delaware corporation (“CSLM Delaware”), Fusemachines, Inc., a Delaware corporation (the “Company”), and Consilium Investment Capital, Inc., a Delaware corporation and the investor set forth in the Subscription Agreement (the “Investor”), in order to correct the Aggregate Subscription Amount and number of Shares for which Investor subscribed, which amounts were set forth on the original signature page to the Subscription Agreement.

Capitalized terms not set forth herein have the meanings ascribed to them in the Subscription Agreement.

An amended signature page to the Subscription Agreement is set forth below:

Name of the Investor: Consilium Investment Capital Inc.	State/Country of Formation or Domicile: Delaware

By:

Name: Charles Cassel III Title: President

Name in which Shares are to be registered (if different): Affiliates of Investor to be determined at Closing	Date: August 29, 2024

Investor’s EIN: 56-2417635

Business Address-Street: 2400 East Commercial Blvd, Suite 900	Mailing Address-Street (if different):

City, State, Zip: Ft. Lauderdale, FL 33308	City, State, Zip:

Attention: Charles Cassel III	Attention:

Telephone No.: 954-315-9380

Email: ccassel@consimllc.com

Number of Shares subscribed for: 884,000

Aggregate Subscription Amount: 8,840,000	Price Per Share: $10.00

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

CSLM Holdings, Inc.

By:	/s/ Charles T. Cassel
Name:	Charles T. Cassel III
Title:	Chief Executive Officer

CSLM Acquisition Corp.

By:	/s/ Charles T. Cassel
Name:	Charles T. Cassel III
Title:	Chief Executive Officer

Agreed to and Accepted

Fusemachines Inc.

By:	/s/ Sameer Maskey
Name:	Sameer Maskey
Title:	Chief Executive Officer

Date: February 4, 2025

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